UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2026 (October 22, 2026)

Melar Acquisition Corp. I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42134	87-1634103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

143 West 72nd Street, 4th Floor, New York, NY	10023
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 781-1120

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	MACIU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	MACI	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	MACIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On October 22, 2026, Melar Acquisition Corp. I, a Cayman Islands exempted company (“Melar”), held an extraordinary general meeting of its shareholders (the “Meeting”), at which the following proposals were submitted to a vote of Melar shareholders. The proposals listed below are described in more detail in Melar’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 5, 2026 (the “Definitive Proxy Statement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Definitive Proxy Statement, as applicable.

Only Melar shareholders of record as of the close of business on September 28, 2026, the record date for the Meeting, were entitled to vote at the Meeting. As of the record date, 9,545,545 Melar Ordinary Shares were issued and outstanding, consisting of 9,545,544 Melar Class A Ordinary Shares and one Melar Class B Ordinary Share. The final voting results for each matter submitted to a vote of Melar shareholders at the Meeting are as follows:

Proposal 1 - The Business Combination Proposal –

Melar’s shareholders approved Proposal 1. The votes cast were as follows:

For	Against	Abstain
9,425,113	23,978	0

Proposal 2 - The Domestication Proposal –

Melar’s Class B Shareholder approved Proposal 2. The votes cast were as follows:

For	Against	Abstain
1	0	0

Proposal 3 - The Charter Proposal –

Melar’s shareholders approved Proposal 3. The votes cast were as follows:

For	Against	Abstain
9,425,113	23,978	0

Proposal 4 - The Organizational Documents Proposals –

Melar’s shareholders approved Advisory Proposals A-H under Proposal 4. The votes cast were as follows:

Proposal A

For	Against	Abstain
9,425,113	23,978	0

Proposal B

For	Against	Abstain
9,425,113	23,978	0

Proposal C

For	Against	Abstain
9,425,113	23,978	0

Proposal D

For	Against	Abstain
9,425,113	23,978	0

Proposal E

For	Against	Abstain
9,425,113	23,978	0

Proposal F

For	Against	Abstain
9,425,113	23,978	0

Proposal G

For	Against	Abstain
9,425,113	23,978	0

Proposal H

For	Against	Abstain
9,425,113	23,978	0

Proposal 5 – The Director Election Proposal —

Melar’s Class B Shareholder approved Proposal 5. The votes cast were as follows:

Name	Position(s)
Salvatore Palella	Director
Tony Sklar	Director
Non-Employee Directors
Adam J. Bistritzky	Director
Guy Adami	Director
Michael Mantagano	Director

For All	Withhold All	For All Except
1	0	0

Proposal 6 – The Nasdaq Proposal —

Melar’s shareholders approved Proposal 6. The votes cast were as follows:

For	Against	Abstain
9,425,113	23,978	0

Proposal 7 – Incentive Plan Proposal —

Melar’s shareholders approved Proposal 7. The votes cast were as follows:

For	Against	Abstain
9,425,113	23,978	0

Proposal 8 – The Insider Letter Amendment Proposal –

Melar’s shareholders approved Proposal 8. The votes cast were as follows:

For	Against	Abstain
9,425,113	23,978	0

As there were sufficient votes at the time of the Meeting to approve each of the above proposals, the “Adjournment Proposal” described in the Definitive Proxy Statement was not presented to Melar Shareholders.

In connection with the Meeting, holders of 3,852,564 Melar Class A Ordinary Share exercised their rights to redeem their shares for a pro rata portion of the funds in the trust account of Melar (the “Trust Account”). As a result, approximately $0.8 million will remain in the Trust Account following the completion of such redemptions.

In light of receipt of the requisite approvals by Melar Shareholders described above, Melar expects the Business Combination to be completed promptly following the satisfaction or waiver of the other conditions to the consummation of the Business Combination.

Item 8.01 Other Events.

On October 22, 2026, Melar announced that Melar shareholders had voted to approve the Business Combination and other proposals related to the Business Combination at the Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the U.S. federal securities laws with respect to the parties and the Business Combinations. Melar’s and/or Everli’s actual results may differ from their expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied, are given in, or in respect of, this Current Report on Form 8-K. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “potential,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions.

These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Agreement and Plan of Merger, dated as of July 30, 2025, as amended on October 2, 2025 and December 8, 2025, with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination and definitive agreements with respect thereto; (3) the inability to complete the Business Combination, including due to failure to meet the closing conditions; (4) the inability to obtain or maintain the listing of Melar’s shares on The Nasdaq Stock Market LLC or another national securities exchange following the Business Combination; (5) the ability of Melar to remain current with its SEC filings; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and Closing; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of Melar and Everli after the Closing to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the inability of Everli to implement business plans, forecasts, and other expectations after the completion of the Business Combination; (11) the risk that additional financing in connection with the Business Combination, or additional capital needed following the Business Combination to support Everli’s business or operations, may not be raised on favorable terms or at all; and (12) other risks and uncertainties included in documents filed or to be filed with the SEC by Melar and/or Everli.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the proxy statement/prospectus in connection with the Business Combination referenced above and other documents filed by Melar and Everli from time to time with the SEC. These filings will identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. There may be additional risks that neither Melar nor Everli presently knows, or that Melar and/or Everli currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Current Report on Form 8-K. Past performance by Melar’s or Everli’s management teams and their respective affiliates is not a guarantee of future performance. Therefore, you should not place undue reliance on the historical record of the performance of Melar’s or Everli’s management teams or businesses associated with them as indicative of future performance of an investment or the returns that Melar or Everli will, or may, generate going forward. Neither Melar nor Everli undertakes any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this Current Report on Form 8-K, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MELAR ACQUISITION CORP. I

By:	/s/ Gautam Ivatury
Name:	Gautam Ivatury
Title:	Chief Executive Officer

Dated: October 23, 2026